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                                  Exhibit 32.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Alexander Craven, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Nova Resources Inc., for the fiscal year ended February 28, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Nova Resources Inc.

Date:  July 20, 2006

                                     /s/ Alexander Craven
                                         ---------------------------
                                         Alexander Craven
                                         Secretary, Treasurer and Director
                                         (Principal Financial Officer and
                                          Principal Accounting Officer)